iShares
®
iShares, Inc.
Supplement dated April 26, 2021 (the “Supplement”)
to the Summary Prospectus (the “Summary Prospectus”) and Prospectus (the “Prospectus”), each dated December 30, 2020 and Statement of Additional Information (the “SAI”), dated December 30, 2020 (as revised April 9, 2021), for the iShares MSCI Emerging Markets Asia ETF (EEMA) (the “Fund”)
The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.
The Fund effected a transfer of its Indian assets that had previously been held by the Fund’s wholly-owned subsidiary (the “Subsidiary”) located in the Republic of Mauritius (“Mauritius”) to the Fund through on-exchange
transactions in India (the “Transfer”) on April 22, 2021. While the Fund historically carried out its investment strategies by investing all of its assets invested in India through the Subsidiary, it will be eliminating its use of the Subsidiary and will invest in Indian securities directly. The Fund incurred transaction costs from the Transfer.
Pursuant to the Transfer, the following changes are made to the Fund’s Prospectus, Summary Prospectus and SAI.
All references to the Subsidiary are deleted.
Change in the Fund’s “Principal Investment Strategies”
The third paragraph in the section of the Prospectus and Summary Prospectus entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:
The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
Change in the Fund’s “Summary of Principal Risks”
The section of the Summary Prospectus and Prospectus entitled “Summary of Principal Risks” is amended to delete “Treaty/Tax Risk” and add the following:
Tax Risk
. The Fund is subject to tax in India on the purchase and sale of Indian securities, which will reduce the Fund’s returns. For more information regarding the tax implications of investing in Indian securities, please see the section entitled “Indian Tax Disclosure.”
Change in the Fund’s “A Further Discussion of Principal Risks”
The section of the Prospectus entitled “A Further Discussion of Principal Risks” is amended to delete “Treaty/Tax Risk” and add the following:
Tax Risk
. The Fund invests in securities of Indian issuers. The Fund is subject to tax in India on the purchase and sale of Indian securities, which will reduce the Fund’s returns. For more information regarding the tax implications of investing in Indian securities, please see the section entitled “Indian Tax Disclosure.”
Criteria for Residence of Companies in India.
A foreign company will be considered a resident in India if its place of effective management (“POEM”) (defined as a place where key management and commercial decisions that are necessary for the conduct of the business of an entity as a whole are in substance made) is in India in the relevant financial year. This test is to be applied taking the relevant financial year as a whole into consideration. However, the Fund expects that its place of effective management will be outside of India and, as a result, the Fund does not expect to be considered an Indian resident for tax purposes.
Indirect Transfers.
The Indian Income Tax Act, 1961 (“IT Act”) imposes Indian tax and withholding obligations with respect to the transfer of shares and interest in an overseas company that derives its value substantially from assets situated in India (“indirect transfers”). The share or interest of the foreign entity shall be deemed to derive its value substantially from the assets located in India, if the value of such Indian assets exceeds INR 100 million, and represents at least 50% of the value of all the assets owned by the foreign entity. The value of an asset shall be the fair market value as of the specified date, without reduction of liabilities, determined in accordance with Rule 11UB of the Income Tax Rule, 1962 (“IT Rules”). In cases where all the assets of the foreign entity are not located in India, only such part of the income as is reasonably attributable to the Indian assets shall be subject to capital gains tax in India.
If such gains are taxable in India then the purchaser of the securities will be required to withhold applicable Indian taxes. Because the Fund invests in Indian securities, the Fund may be considered to derive “substantial value” from Indian assets, and accordingly, shareholder redemptions and sales of Fund shares may have been subject to Indian tax and withholding obligations. However, the IT Act provides for an exemption to shareholders in Category I Foreign Portfolio Investors (“FPI”), registered under SEBI (Foreign Portfolio Investors) Regulations, 2019 (“2019 Regulations”) from the applicability of indirect transfer taxation. The Fund is a Category I FPI under the 2019 Regulations. Therefore, any redemptions or transfers by the Fund or the shareholders in the Fund should not be subject to Indian indirect transfer tax.
Further, the IT Act provides an exemption from the indirect transfer provisions for shareholders of the Fund who, at any time in the twelve months preceding the year of transfer, neither hold the right of control or management in the Fund, nor hold voting power or share capital or interest exceeding 5% of the total voting power or total share capital or total interest in the Fund.
General Anti-Avoidance Rules.
The current legislation provides general anti-avoidance rules (“GAAR”) to curb aggressive tax planning through the use of sophisticated structures. GAAR became applicable with effect from April 1, 2017. The GAAR provides the Indian tax authorities a mechanism to deny any tax benefits in a transaction or any other arrangement that is believed to not have any commercial substance or purpose other than to obtain tax benefit(s) under a treaty. The provisions of GAAR will be applicable to arrangements (including a step in or a part thereof) entered into by a taxpayer, which may be declared as an “impermissible avoidance arrangement”.
As per the provisions of GAAR, an arrangement entered into by a taxpayer may be declared to be an impermissible avoidance arrangement, if the “main purpose” of the arrangement is to obtain a “tax benefit” and the arrangement:

•	creates rights, or obligations, which are not ordinarily created between persons dealing at arm’s length;

•	results, directly or indirectly, in the misuse, or abuse, of the provisions of IT Act;

•	lacks commercial substance; or

•	is entered into, or carried out, by means, or in a manner, which are not ordinarily employed for bona fide purposes.

Once an arrangement is declared to be an impermissible avoidance arrangement, wide powers have been granted to tax authorities to deny tax treaty benefits, disregard or re-characterize
transactions,
re-characterize
equity into debt and vice versa, which may have a material adverse effect on the Fund’s business and financial conditions and results of operations.
In this context, it is pertinent to note that provisions of GAAR shall not be applicable to:

•
An FPI who has not availed itself of any benefit under a tax treaty and has made investment in accordance with the Securities and Exchange Board of India (Foreign Portfolio Investors) Regulations, 2019;

•	An investment made by a non-resident, directly or indirectly, in an FPI; and

•	Any arrangement where the aggregate tax benefit to all the parties of the arrangement in the relevant financial year does not exceed INR 30 million.
Change in the Fund’s “Shareholder Information”
The sections of the Prospectus entitled “Mauritius Tax Disclosure” and “Indian Tax Disclosure” are deleted in their entirety and replaced with the following:
Indian Tax Disclosure.
The following rates of tax apply under the Indian IT Act:

•
Dividend:
Dividend income earned by the Fund will be subject to Indian income-tax
at the specified tax rate of 20%
1
, under the IT Act. The applicable tax is withheld by the dividend-paying issuer at the time of payment. The Fund being a resident of USA, may claim the benefit of the
India-USA
Double Taxation Avoidance Agreement (“DTAA”), which provides a beneficial rate of 15%, subject to the Fund holding at least 10% of the share capital carrying voting power of the Indian company distributing dividend.

1	All tax rates mentioned in this Indian Tax Disclosure section are exclusive of the applicable surcharge and health and education cess, unless otherwise specified.

•	Interest: Interest paid to the Fund with respect to debt obligations of Indian issuers will be subject to Indian income tax. A 5% tax rate applies to certain types of interest paid to a nonresident:

1.	Interest payable to an FPI (until June 30, 2023) with respect to investments made in rupee-denominated bonds (RDBs) of Indian companies and Indian government securities, subject to compliance with certain conditions; and

2.	Interest payable to a non-resident with respect to approved foreign currency loans and investment in long-term bonds, including certain RDBs, issued before June 30, 2023.
In the event, that the aforementioned beneficial rates are not available, then interest on rupee denominated debt is taxed at the rate of 40%for a debt obligation that is not a security and 20% otherwise. Similarly, interest income from a foreign-currency denominated debt obligation is taxed at 20%. These rates would be subject to the beneficial rate under the DTAA, which provides for a rate of 15% for the taxation of interest income.
Further, tax rate of 4% shall apply on interest income earned with respect to investments made in long-term bonds or RDBs issued on or after April 1, 2020 but before June 30, 2023, which are listed only on a recognized stock exchange in an Indian International Financial Services Centre.
Tax will be withheld on interest income payable to the Fund, at applicable rates. In certain circumstances, where the Fund does not have a permanent account number (PAN) allotted by the Indian tax authorities or does not furnish prescribed alternate documentation, tax must be withheld at the higher of the applicable tax treaty rate or the rate specified in the IT Act or 20%.

•
Securities Transaction Tax:
All transactions entered on a recognized stock exchange in India are subject to a Securities Transaction Tax (“STT”). STT has been introduced under Section 98 of the Finance (No.2) Act, 2004 on transactions relating to sale, purchases and redemption of shares made by purchasers or sellers of Indian securities. The current STT is levied on the transaction value as follows:

•	0.1% payable by the buyer and 0.1% by the seller on the value of transactions of delivery-based transfer of an equity share in an Indian company entered in a recognized stock exchange;

•	0.025% on the value of transactions of non-delivery-based sale of an equity share in an Indian company, entered in a recognized stock exchange and payable by the seller;

•	0.05% on the value of transactions of sale of options, entered in a recognized stock exchange and payable by the seller;

•	0.01% on the value of transactions of sale of futures, entered in a recognized stock exchange and payable by the seller;

•	0.125% on the value of transactions of sale of options where the option is exercised, entered in a recognized stock exchange and payable by the buyer; and

•	0.2% on the value of transactions of the sale of unlisted shares by existing shareholders in an initial public offer.

•
Capital Gains:
The taxation of capital gains is as follows. Long-term capital gains (
i.e.
, gains on the sale of shares held for more than 12 months) from the sale of equity shares of an Indian company listed on a recognized stock exchange are taxable in India at a rate of 10% provided any applicable STT has been paid, both on acquisition and sale of such shares (subject to certain transactions, to which the provisions of applicability and payment of STT upon acquisition do not apply). The tax on these capital gains is calculated on gains exceeding INR 100,000 (without any indexation and foreign exchange fluctuation benefits). Long term capital gains arising from sale of listed shares, not executed on a recognized stock exchange, will be taxed at a rate of 10%.

Short-term capital gains (
i.e.
, gains on the sale of shares held for 12 months or less) from the sale of Indian shares listed on a recognized stock exchange are taxed at the rate of 15% provided STT has been paid on the same. Otherwise such short-term capital again is taxable at a rate of 30% if the sale is not executed on a recognized stock exchange in India. Capital gains from the sale of unlisted securities are taxed at the rate of 10%, if the shares were held for more than 24 months and otherwise at the rate of 30%. Capital gains arising from the transfer of depositary receipts outside India between non-resident
investors are not subject to tax in India.
Change in the Fund’s “Investment Strategies and Risks” and “General Considerations and Risks”
References to the Fund are deleted from the second paragraph of the section entitled “Investment Strategies and Risks” and the section entitled “Treaty/Tax Risk” of the SAI.

Change in the Fund’s “Taxes”
References to the Fund are deleted from the section entitled “Issues Related to India and Mauritius Taxes” of the SAI.
Investors are urged to consult their own tax advisers with respect to their own tax situations and the tax consequences of an investment.
If you have any questions, please call
1-800-iShares
(1-800-474-2737).

iShares
®
is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS-A-EEMA2-0421

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